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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 8, 2004

                            MILESTONE SCIENTIFIC INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                   0-26284                     13-3545623
(State or other jurisdiction    (Commission File               (IRS Employer
      of incorporation)              Number)                 Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (973) 535-2717


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          (Former name or former address, if changed since last report)


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Item 5. Other Events and Required FD Disclosure

      On April 8, 2004, the Registrant issued a press release that announced "...Year End Results, Improved Financial Position and Reduced Losses." A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibit
Number                            Description

99.1 Press Release dated April 8, 2004 entitled "Milestone Scientific, Inc. Announces Year End Results, Improved Financial Position and Reduced Losses."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      Milestone Scientific Inc.

                                      by: /s/ Leonard Osser
                                          --------------------------------------
                                          Leonard Osser, Chief Executive Officer

Dated: April 12, 2004